EXHIBIT 99.3

Xerium Technologies, Inc.

Reconciliation of Trailing Twelve Month Bank Adjusted EBITDA

	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Net income (loss)	$13,105	$2,240	$3,508	$3,041	$7,678	$7,076	$(168,007)	$(4,709)	$14,118	$21,536	$(4,349)	$(9,448)	$1,601	$(7,381)	$(96,765)	$(30,157)	$(40,011)
Income tax provision (benefit)	3,686	1,963	2,510	1,401	4,604	3,208	(11,558)	3,639	1,911	794	(2,443)	3,892	2,697	3,424	2,304	2,136	5,050
Interest expense, net	8,386	14,484	10,930	12,187	11,155	13,995	15,789	25,221	766	16,230	16,287	15,957	15,570	16,425	19,348	15,644	16,865
Depreciation and amortization	11,313	11,619	11,480	10,999	11,230	11,465	11,846	12,003	11,956	11,738	10,231	9,788	10,130	10,851	11,098	10,451	10,090

EBITDA	36,490	30,306	28,428	27,628	34,667	35,744	(151,930)	36,154	28,751	50,298	19,726	20,189	29,998	23,319	(64,015)	(1,926)	(8,006)
Unrealized foreign exchange gain on revaluation of debt	1,465	(322)	(571)	19	(20)	519	3,680	(1,985)	—	—	—	—	—	—	—	—	—
Amendment/termination costs	—	—	116	—	—	—	—	800	5,198	483	285	—	—	—	—	—	—
Change in fair value of interest rate swaps	—	—	—	—	—	—	—	—	13,704	450	(468)	(398)	(397)	(859)	(2,164)	—	—
Changes in value of other derivatives	—	—	—	—	—	(451)	(3,503)	(2,126)	—	—	—	—	—	—	—	—	—
Operational restructuring expenses	176	1,274	969	4,133	1,220	805	1,186	532	2,651	1,817	—	114	1,026	87	1,184	1,567	2,544
Inventory write-offs under restructuring programs	—	—	—	14	80	(21)	75	—	—	199	256	103	142	104	—	—	—
Growth program costs	—	—	—	617	1,587	1,255	1,197	1,764	—	—	—	—	—	—	—	—	—
Non-cash compensation and related expenses	779	389	561	535	660	578	(24)	471	(197)	500	1,235	161	885	778	481	2,389	1,041
Non-cash impairment charges	—	—	2,095	—	—	—	185,689	—	67	405	3,517	—	—	1,667	80,602	—	—
Non-recurring expenses resulting from cost reduction programs	1,030	561	5,009	(102)	34	—	150	—	—	—	—	—	—	—	—	—	—
Change in accounting policies	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,400)	—
Financial restructuring costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,563	15,251
Write-off of deferred financing costs as “reorganization items”	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,283	—
Expenses incurred in connection with indebtedness or refinancing transaction	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,400

Adjusted EBITDA for the quarter	$39,940	$32,208	$36,607	$32,844	$38,228	$38,429	$36,520	$35,610	$50,174	$54,152	$24,551	$20,169	$31,654	$25,096	$16,088	$24,476	$25,230

Adjusted EBITDA for the last twelve months (LTM)				$141,599	$139,887	$146,108	$146,021	$148,787	$160,733	$176,456	$164,487	$149,046	$130,526	$101,470	$93,007	$109,411	$102,222

																(A )	(A )

Note (A) — Adjusted EBITDA for Q1 2010 and Q2 2010 and LTM for Q1 2010 and Q2 2010 have been presented in accordance with the definition of Adjusted EBITDA in the Amended and Restated Credit Facility. Adjusted EBITDA for Q409 has been fixed by the Amended & Restated Credit Facility at $24,600. LTM for Q1 2010 includes $12,097 of addbacks/(deductions) for Q209 through Q409 that were not applicable under the definition of Adjusted EBITDA under the pre-petition credit facility: $8,736 of financial restructuring costs, $3,420 for changes in fair value of interest rate swaps and ($59) pertaining to other deductions. LTM for Q2 2010 includes $11,332 of addbacks/(deductions) for Q309 and Q409 that were not applicable under the definition of Adjusted EBITDA under the pre-petition credit facility: $8,462 of financial restructuring costs, $3,023 for changes in fair value of interest rate swaps and ($153) pertaining to other deductions.

Xerium Technologies, Inc.

Reconciliation of Total Working Capital as a Percentage of Revenue

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Net Sales	$170,393	$159,307	$149,452	$116,503	$120,843	$130,308	$132,437	$135,015	$132,827

Accounts Receivable	$118,511	$105,419	$100,574	$82,751	$83,216	$88,165	$83,602	$88,475	$83,268
Inventory	118,328	96,245	85,543	84,565	86,259	82,128	78,174	75,583	72,802
Less: “Trade AP” (per calculation below)	40,130	33,933	40,800	30,098	27,340	25,212	27,652	26,057	27,029

Total Working Capital	$196,709	$167,731	$145,317	$137,218	$142,135	$145,081	$134,124	$138,001	$129,041

% of Net Sales	28.9%	26.3%	24.3%	29.4%	29.4%	27.8%	25.3%	25.6%	24.3%

Calculation of Trade AP
Accounts Payable	$46,102	$39,968	$53,076	$35,184	$30,172	$27,703	$32,124	$30,488	$30,923
Less: Deposits Received	(3,257)	(4,243)	(2,558)	(3,692)	(2,074)	(1,550)	(2,014)	(2,899)	(2,394)
Less: Other Payables	(2,715)	(1,792)	(9,718)	(1,394)	(758)	(941)	(2,458)	(1,532)	(1,500)

Trade AP	$40,130	$33,933	$40,800	$30,098	$27,340	$25,212	$27,652	$26,057	$27,029